UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14c-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

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Merchants Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERCHANTS BANCSHARES, INC.
275 Kennedy Drive
South Burlington, Vermont 05403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Notice is hereby given that the annual meeting of shareholders of Merchants Bancshares, Inc., a Delaware corporation, will be held at the Vermont National Country Club, 1227 Dorset Street, South Burlington, Vermont, on Tuesday, May 6, 2008, at 10 a.m. for the following purposes:

1.	To elect four directors, each of whom will serve for a three-year term, and one director who will serve for a one-year term;

2.	To ratify and approve the Merchants Bancshares, Inc. and Subsidiaries 2008 Compensation Plan for Non-Employee Directors and Trustees;

3.	To ratify and approve the Merchants Bancshares, Inc. 2008 Stock Option Plan; and

4.	To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

      The close of business on March 7, 2008 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. Our bylaws require that the holders of a majority in interest of all of our common stock issued and outstanding and entitled to vote be present in person or represented by proxy at the annual meeting in order to constitute a quorum for the transaction of business.

By order of the Board of Directors,

Raymond C. Pecor, Jr. Chairman of the Board of Directors	Michael R. Tuttle President and Chief Executive Officer

South Burlington, Vermont April 1, 2008

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MERCHANTS BANCSHARES, INC.
275 Kennedy Drive South Burlington, Vermont 05403

PROXY STATEMENT

for the Annual Meeting of Shareholders to be held on May 6, 2008

      This Proxy Statement is furnished by the Board of Directors of MERCHANTS BANCSHARES, INC. in connection with the solicitation of proxies to be used at the annual meeting of shareholders to be held on May 6, 2008, and at any adjournments of the meeting. Our Board of Directors has fixed March 7, 2008 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 7, 2008 will be entitled to vote at the annual meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of our common stock on or about April 1, 2008.

      Proxies in the form enclosed are solicited by our Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the shareholder's instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election as directors, of the nominees named in this proxy statement, FOR the ratification and approval of the 2008 Compensation Plan for Non-Employee Directors and Trustees, FOR the ratification and approval of the 2008 Stock Option Plan, and upon that other business as may properly come before the meeting in the appointed proxies' discretion. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Revocability of Proxies

A proxy may be revoked at any time prior to its exercise--

(i) by submitting a written notice revoking that proxy, addressed to Lisa Razo, our corporate secretary, at our principal administrative office at 275 Kennedy Drive, South Burlington 05403, or

(ii) at the annual meeting prior to the taking of a vote.

      Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to our shareholders at the annual meeting, whether or not that shareholder has previously given a proxy.

Solicitation of Proxies

      Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by our directors, officers and other employees. We will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of our management, mail material to, or otherwise communicate with, the beneficial owners of our common stock held of record by those brokers, custodians, nominees or other fiduciaries.

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Householding of Special Meeting Materials

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to our corporate secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403 telephone: (802) 658-3400. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder's bank, broker, or other nominee record holder, or that shareholder may contact us at the above address and phone number.

Voting Securities

      As of March 7, 2008, the record date for the annual meeting, there were 6,079,934 shares of common stock issued and outstanding, all of which are entitled to vote at the annual meeting. Fractional shares will not be entitled to vote, but each full share of common stock entitles the holder of that share to one vote on all matters properly brought before the annual meeting. At present, our common stock is the only class of our capital stock that is issued and outstanding.

Vote Required

      Each common shareholder is entitled to one vote for each share held by that shareholder on March 7, 2008. The representation in person or by proxy of at least a majority of the shares of common stock entitled to vote at the annual meeting is necessary to establish a quorum for the transaction of business. Abstentions and "broker non-votes," as described below, will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

      The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the annual meeting is necessary for the election of directors. The affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and voting on those matters is required for approval of the other proposals described in this proxy statement. With regard to these proposals, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome. Furthermore, shares held in "street name" by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares as to a particular matter will also be entirely excluded from the vote and will have no effect on its outcome. We refer to these shares as "broker non-votes."

      Written notice of the results of the voting at the annual meeting or adjournments of the meeting will not be mailed to shareholders, but will be available without charge, upon request to our corporate secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403 telephone: (802) 658-3400.

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ELECTION OF DIRECTORS (Proposal Number 1)

      Pursuant to our bylaws, our Board of Directors is divided into three classes. The terms of current Class III directors Michael G. Furlong, Robert A. Skiff, Lorilee A. Lawton and John A. Kane expire at the annual meeting, while the terms of the remaining two classes of directors expire at the annual meetings of stockholders to be held in 2009 or 2010, as specified below. Messrs. Furlong, Skiff and Kane and Ms. Lawton have been nominated and recommended for election to serve as directors for a three-year term until the annual meeting of shareholders to be held in 2011.

      As previously disclosed, Charles A. Davis, a Class I director whose term was to expire at the annual meeting of shareholders to be held in 2009, resigned from our board in February 2008 in order to decrease the number of public company boards on which he serves. Scott F. Boardman, who is currently a member of the board of directors of our wholly-owned subsidiary, Merchants Bank, has been nominated and recommended by our Board of Directors for election to serve as a director for a one-year term until the annual meeting of shareholders to be held in 2009.

      Based on its review of the relationships between its existing directors (including the director nominees) and our company and our subsidiaries, our Board of Directors has affirmatively determined that if these nominees are elected, a majority of our directors will be independent under the rules of The Nasdaq Stock Market and the Principles of Governance adopted by our Board of Directors.

Nominees for Directors of Merchants

      The following table sets forth the names and addresses of the four nominees for election to our Board of Directors, their principal occupations, ages, independence status, as determined in accordance with rules of The Nasdaq Stock Market and periods of service on our Board of Directors. Except as noted below, all of the nominees have been employed in their principal occupations for the last five years. Information regarding their ownership of shares of common stock as of March 7, 2008 may be found at "Security Ownership of Certain Beneficial Owners and Management."

Class	Name	Age	Principal Occupation	Independence Status	Director Since

III	Michael G. Furlong	57	Attorney	N	1991
			Sheehey Furlong & Behm P.C.
III	Robert A. Skiff	66	Retired	Y	1984
			Vermont Commons School
III	Lorilee A. Lawton	60	Owner & President	Y	2003
			Firetech Sprinkler Corporation
III	John A. Kane	55	Business Consultant	Y	2005

I	Scott F. Boardman	48	President
			Hickok & Boardman, Inc.	N	--

      Michael G. Furlong has served as a member of our Board of Directors and as a director of Merchants Bank since 1991. Mr. Furlong has served as Chairman of the Board of Directors of Merchants Bank since 2001. He is a member of the Burlington, Vermont law firm of Sheehey Furlong & Behm P.C., and is a former President of the Chittenden County Bar Association. He is an emeritus director of Wake Robin Corporation and has served on the boards of several Vermont nonprofit organizations.

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      Robert A. Skiff has served as a member of our Board of Directors, the board of directors of Merchants Bank, and the board of trustees of Merchants Trust Company, a wholly-owned subsidiary of Merchants Bank, each since 1984. Dr. Skiff is retired from his role as Headmaster of the Vermont Commons School in Burlington, Vermont and is currently a trustee of the Shelburne Museum. Prior to becoming Headmaster in July 1997, Dr. Skiff served as President of Champlain College for 15 years.

      Lorilee A. Lawton has been a member of our Board of Directors since 2003, and has served as a director of Merchants Bank and as a trustee of Merchants Trust Company since 1995. Ms. Lawton is the owner and President of Firetech Sprinkler Corporation, a contractor specializing in the design, fabrication and installation of fire sprinkler systems, located in Colchester, Vermont.

      John A. Kane has served as a member of our Board of Directors, the board of directors of Merchants Bank and the board of trustees of Merchants Trust Company since 2005. Mr. Kane is currently a business consultant working with various private equity companies and their portfolio companies. Until December 2006, Mr. Kane was employed by General Electric Corporation, which had acquired Mr. Kane's previous employer, IDX Systems Corporation. While at IDX Systems Corporation, with whom he had been employed since 1984, Mr. Kane was Senior Vice President of Finance and Administration, and Chief Financial Officer and Treasurer, and was responsible for financial strategy, mergers and acquisitions activity, public reporting company obligations, Wall Street relations, information systems and real estate facilities related operations. Mr. Kane serves as a director and audit committee chairman of athenahealth, Inc., a publicly-held healthcare company; and serves on the boards of two privately-held healthcare companies. Additionally, Mr. Kane serves as a director for the Flynn Center for the Performing Arts in Burlington, Vermont, where he serves as Treasurer.

      Scott F. Boardman has served as a member of the Board of Directors of Merchants Bank and of the Board of Trustees of Merchants Trust Company (a wholly-owned subsidiary of Merchants Bank) since 2004. Mr. Boardman is the President of Hickok & Boardman, Inc., a retail insurance agency in Burlington, Vermont. Mr. Boardman is a board member and past vice-president of the Vermont Insurance Agents Association and is past president of the Vermont chapter of the Casualty & Property Insurance Underwriters Society. Additionally, Mr. Boardman serves on the board of the Mater Christi School in Burlington, Vermont.

      If any nominee(s) is unable to serve or should decline to serve at the time of the annual meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute(s), who would be designated by our Board of Directors, and would be elected to the same class(es) as the nominee(s) for whom he or she is substituted. Neither our bylaws nor any applicable law restricts the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any such other candidates not designated by our Board of Directors.

Vote Required

      The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the annual meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors. Unless otherwise specified, proxies will be voted in favor of the five nominees described above.

Recommendation

      Our Board of Directors recommends that shareholders vote "FOR" the election of each of Michael G. Furlong, Robert A. Skiff, Lorilee A. Lawton and John A. Kane for a three-year term, and Scott F. Boardman for a one-year term.

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Continuing Directors

      The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who consequently are not nominees for re-election at the annual meeting. Except where otherwise noted below the table, all of the directors listed have been officers of the organizations named below as their principal occupations for the last five years.

Class	Name	Age	Principal Occupation	Independence Status	Director Since	Term of Office Will Expire

I	Peter A. Bouyea	60	Retired	Y	1994	2009

I	Michael R. Tuttle	53	President and CEO	N	2007	2009
			Merchants and Merchants Bank

II	Raymond C. Pecor, Jr.	68	Chairman	Y	1984	2010
			Lake Champlain
			Transportation Company

II	Patrick S. Robins	69	Chairman	Y	1984	2010
			Symquest Group, Inc.

II	Jeffrey L. Davis	55	President	Y	1993	2010
			J. L. Davis, Inc.

II	Bruce M. Lisman	61	Sr. Managing Director	Y	2004	2010
			Bear Stearns Companies

Peter A. Bouyea was formerly a consultant to the baking industry; he is now retired. Prior to that time, he was president of Bouyea-Fassetts, Inc., a wholly-owned subsidiary of Phillip Morris, Inc.

      Michael R. Tuttle was appointed as our President and Chief Executive Officer, and was elected to our Board of Directors, effective January 1, 2007. Mr. Tuttle was appointed as President and Chief Executive Officer of Merchants Bank, and was elected as Director of Merchants Bank, effective January 1, 2006. Until 2006, Mr. Tuttle served as Executive Vice President of Merchants Bank since 1995, and as Chief Operating Officer of Merchants Bank since 1997.

Directors of Merchants Bank

All of the above-named directors are also directors of Merchants Bank.

Shareholders will not vote on directors of Merchants Bank at the annual meeting. These directors are re-elected annually by our Board of Directors at the conclusion of their one-year terms.

Other Information about the Board and its Committees

Attendance of Directors

      During 2007, six meetings of our Board of Directors were held. All directors, with the exception of Bruce M. Lisman, attended more than seventy-five percent of the meetings. All directors, with the exception of Bruce M. Lisman, attended in excess of seventy-five percent of the meetings of the committees of our Board of Directors on

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which they serve. During 2007, our Audit Committee, Nominating and Governance Committee and Shareholder Value Committee met five times, four times and one time, respectively. Additional information about these committees is set forth below.

      The 2006 annual meeting was held on May 1, 2007. Directors present were Raymond C. Pecor Jr., Chair, Michael R. Tuttle, Jeffrey L. Davis, Michael G. Furlong, John A. Kane, Lorilee A. Lawton, Patrick S. Robins and Robert A. Skiff. Directors of Merchants Bank, Scott F. Boardman and Carole A. Ziter, were also present at the 2006 annual meeting. Our directors are encouraged, but not required to attend annual meetings.

Compensation of Directors

Only non-employee members of our Board of Directors received fees with respect to their services on our Board of Directors in 2007.

      During 2007, members of our Board of Directors received a $4,000 annual retainer, paid in $1,000 quarterly installments. In addition, directors received an attendance fee of $500 for every meeting of our Board of Directors attended in person. Directors were paid $250 for all meetings attended via telephone. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held on the same day as a regular meeting of our Board of Directors, in which case the fee for committee meeting attendance was $125. Audit Committee members were paid $500 for each committee meeting attended. Directors who served as committee chairpersons received $1,250, paid in quarterly installments.

      During 2007, the fee schedule for members of the board of directors of Merchants Bank was identical to the schedule described above for our Board of Directors, except with regard to the annual retainer, which was $8,000, paid in $2,000 quarterly installments.

      During 2007, members of the board of trustees of Merchants Trust Company were paid $250 per meeting for all meetings that occurred on days not concurrent with meetings of the board of directors of Merchants Bank.

      In 1997, our Board of Directors and shareholders voted to adopt the 1996 Compensation Plan for Non-Employee Directors. This plan permitted non-employee directors to defer receipt of their annual retainer and meeting fees by receiving those fees in the form of our common stock. If a participating director elected to have all or a specified percentage of his or her compensation for a given year deferred, that director was credited with a number of shares of our common stock equal in value to up to 125% of the amount deferred. The additional value represented a "risk premium," taking into account that director's commitment to the value of our common stock over the deferral period, as well as the risk of forfeiture under certain circumstances. The risk premium level has been set at 20% since the inception of the plan. The plan expired in accordance with its terms in 2007.

      In February 2008, our Board of Directors adopted the 2008 Compensation Plan for Non-Employee Directors and Trustees, which contains substantially identical terms as the prior plan. See "Proposal Number 2--APPROVAL OF THE MERCHANTS BANCSHARES, INC. AND SUBSIDIARIES 2008 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS AND TRUSTEES."

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      The following table sets forth information about fees earned by our non-employee directors for their service during 2007. The table includes compensation paid to directors who serve on our Board of Directors, as well as compensation paid for service on the boards of our subsidiaries, Merchants Bank and Merchants Trust Company.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Michael R. Tuttle	$ 0	$ 0	--	--	--	--	$ 0
Peter A. Bouyea	$13,660	$15,466	--	--	--	--	$29,126
Charles A. Davis	$ 2,500	$ 3,636	--	--	--	--	$ 6,136
Jeffrey L. Davis	$15,576	$15,124	--	--	--	--	$30,700
Michael G. Furlong	$30,000	$ 0	--	--	--	--	$30,000
John A. Kane	$27,375	$ 0	--	--	--	--	$27,375
Lorilee A. Lawton	$13,410	$14,856	--	--	--	--	$28,266
Bruce M. Lisman	$ 9,660	$ 8,549	--	--	--	--	$18,209
Raymond C. Pecor, Jr.	$26,750	$ 0	--	--	--	--	$26,750
Patrick S. Robins	$25,750	$ 0	--	--	--	--	$25,750
Robert A. Skiff	$24,250	$ 0	--	--	--	--	$24,250

Charles A. Davis ceased to be on our Board of Directors in February 2008.
(1)	Directors' fees paid in stock include a 20% risk premium, as provided by the 1996 Compensation Plan for Non-Employee Directors.

Committees of the Boards of Directors

      Our Board of Directors has designated the following committees: an Audit Committee, a Nominating and Governance Committee and a Shareholder Value Committee. The composition and objectives of each committee are described below. Our Board of Directors continues to review its committees and the independence and qualifications of its current committee members in light of changes required under the Sarbanes-Oxley Act of 2002 and by the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market.

      Our Board of Directors has determined that a majority of the members of our Board of Directors are independent directors under the rules of The Nasdaq Stock Market and the Principles of Governance adopted by our Board of Directors. See "Ethics and Corporate Governance" below.

Audit Committee

      The Audit Committee held five meetings in 2007. As described in the Audit Committee's charter, a copy of which is available on our website at www.mbvt.com, the primary function of the Audit Committee is to promote quality and reliable financial reporting and adequate and effective internal controls for our company and its subsidiaries. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee is to assist our Board of Directors in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, the external auditor's performance, qualifications and independence; and the performance of our internal audit function. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors and our management.

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      The Audit Committee currently consists of four members: John A. Kane, Chair, Peter A. Bouyea, Jeffrey L. Davis, and Lorilee A. Lawton. Each member of the Audit Committee is an "independent" director under SEC rules. No member of the Audit Committee is an employee of our company or any of its subsidiaries. We have not relied on exemptions for Audit Committee independence requirements contained in Rule 10A-3 under the Securities Exchange Act of 1934. The members of the Audit Committee are required to have extensive business and financial experience. They are also required to have a good understanding of financial statements, including our balance sheet, income statement, cash flow statement and quarterly and annual reports on Forms 10-Q and 10-K and related financial statements and disclosures. Our Board of Directors has determined that Mr. Kane qualifies as an Audit Committee "financial expert."

      The Audit Committee meets with our external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and executive sessions). The Audit Committee reviews and approves annual external auditor engagement plans, scopes and fees. The Audit Committee approves all fees and terms related to the annual independent audit as well as all permissible non-audit engagements of the external auditors. The Audit Committee pre-approves all audit and permissible non-audit services to be performed by the external auditors, giving effect to the "de minimis" exception for non-audit services set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

Nominating and Governance Committee

      The Nominating and Governance Committee met four times in 2007. As described in the Nominating and Governance Committee's charter, which is available on our website at www.mbvt.com, the Nominating and Governance Committee is responsible for reviewing and making recommendations regarding the compensation of our directors and executive officers, including salaries, bonuses, benefit plans, commissions, the grant of options and other forms of, or matters relating to, executive compensation. The Nominating and Governance Committee is also responsible for nominating directors for membership on committees and ensuring effective recruiting of directors as well as establishing and monitoring corporate governance guidelines. A copy of our corporate governance guidelines is available on our website at www.mbvt.com. The Nominating and Governance Committee reports to our Board of Directors and makes recommendations to our Board of Directors in all of the above matters.

      The Nominating and Governance Committee will consider director candidates recommended by our shareholders. Any submissions for director candidates may be submitted to the Chairperson of the committee and sent to our corporate secretary, Lisa Razo, at 275 Kennedy Drive, South Burlington, VT 05403. These submissions will be considered on the basis of the same considerations applied to internally-nominated candidates.

      The Nominating and Governance Committee's goal is to nominate directors that bring a variety of perspectives and skills derived from business and professional experience to our company. Each director should have the necessary qualifications, professional background and core competencies to discharge his or her duties as well as the ability to add something unique and valuable to our Board of Directors as a whole. Each director should be able to contribute sufficient time to his or her duties. Each should possess certain core competencies, including:

•	Accounting or finance background;
•	Business or management experience;
•	Industry knowledge;
•	Customer based experience or perspective;
•	Crisis response experience;
•	Leadership;
•	Strategic planning experience;
•	Knowledge of the fundamentals of credit; and
•	Risk management experience.

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      The Nominating and Governance Committee keeps an active list of potential director candidates, which is reviewed and updated periodically. Our Board of Directors seeks to time the election of new directors to create a period of concurrent membership for new and retiring directors. This allows new directors to become fully oriented to their duties prior to the departure of retiring directors.

      The Nominating and Governance Committee currently consists of four directors, Lorilee A. Lawton, Chair, Peter A. Bouyea, Bruce M. Lisman and Robert A. Skiff, each of whom is independent under the rules of the Nasdaq Stock Market. No member of the committee is an employee of our company or any of its subsidiaries.

Shareholder Value Committee

      During 2007 the Shareholder Value Committee met once to discuss strategic planning matters. The function of the Shareholder Value Committee is to consider and make recommendations to our Board of Directors on proposals that affect the value of shareholders' investment in common stock. During 2007, the Shareholder Value Committee consisted of the following individuals: Raymond C. Pecor, Jr., Chair, Peter A. Bouyea, Charles A. Davis, Michael G. Furlong and Michael R. Tuttle. As of February 2008, Mr. Davis ceased to be one of our directors.

Ethics and Corporate Governance

General

      We and our subsidiary companies are governed in accordance with our respective charters and bylaws and the laws of Delaware and Vermont. Our Board of Directors is ultimately responsible to our shareholders for the well-being of the enterprise. Our directors have a fiduciary responsibility to act in good faith.

Independence

      As reflected in the Principles of Governance adopted by our Board of Directors, our Board has adopted categorical standards to assist it in making independence determinations. Under those standards, in determining independence each year, our Board of Directors will analyze each director's relationship with us and our subsidiaries to determine whether our directors are independent under the rules of The Nasdaq Stock Market. In addition, our Board of Directors also applies the following categorical standards in determining whether a director is disqualified from being independent:

1.	The director is an employee of ours;

2.	The director was employed by or affiliated with our independent auditor;

3.	An immediate family member of the director is employed by us;

4.	An immediate family member of the director is employed by our independent auditor as a partner, principal or manager; or

5.	One of our executive officers is on the board of directors of a company which employs the director or an immediate family member of the director as an officer.

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The standards listed above are applied to each of the past five years.

In addition, a director is not deemed independent if:

1.	The director is a principal or professional advisor to us;

2.	The director is a significant supplier or customer of ours, which, for this purpose, means a relationship that would require disclosure under the rules of the SEC;

3.	The director has a significant contractual relationship with us, which, for this purpose, means a relationship that would require disclosure under the rules of the SEC;

4.	The director is not free of an encumbrance which would interfere with his/her ability to act in the best interests of our company and its subsidiaries(1); or

5.

The director (or an immediate family member of the director) serves as an officer, director or trustee of a charitable organization and our discretionary charitable contributions exceed the greater of $100,000 or one percent of the organization's aggregate annual charitable receipts during the organization's preceding fiscal year.

      Our Board of Directors has determined that all of our current directors, except Mr. Tuttle, are "independent" within the meaning of the independence rules of The Nasdaq Stock Market. However, under the more stringent standards adopted by our Board of Directors and reflected in our Principles of Governance, Mr. Furlong, who is member of the law firm of Sheehey Furlong & Behm P.C., from whom we obtained legal services in 2007, is not "independent" because he serves as a professional advisor to us.

      In addition, with respect to Scott F. Boardman, a nominee for election to our Board of Directors, in 2007, we obtained insurance through an insurance agency, of which Scott F. Boardman is president; premiums paid to this insurance agency totaled approximately $210,000. As a result, Mr. Boardman is not "independent" within the meaning of the independence rules of The Nasdaq Stock Market or our Principles of Governance.

Corporate Governance Guidelines

      Our Board of Directors has adopted Principles of Governance. These principles serve as guidelines for the conduct of our Board of Directors. They reflect our Board's commitment to ensuring adherence to good corporate governance principles. The corporate governance guidelines address a number of topics, including, among other things, director qualifications and responsibilities, the functioning of the Board of Directors, the responsibilities and composition of the Board committees, director compensation and annual Board review and self-evaluations. These guidelines are available on our website at www.mbvt.com. You may obtain a print copy of these guidelines free of charge by submitting a request to our corporate secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403 telephone: (802) 658-3400.

(1)

Merchants Bank has made loans to our directors and officers in the ordinary course of business, as described under "Related Party Transactions." Our Board of Directors does not believe that any such loans impact the independence of our directors.

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Executive Sessions

      All directors who are not employees of our company or its subsidiaries meet in executive session at least quarterly. All independent directors meet in executive session without our management at least twice a year. Our independent directors met three times during 2007 in executive sessions without members of management present.

      In 2007 the Audit Committee and the Nominating and Governance Committee each conducted five and four executive sessions, respectively, without members of management present. Under their charters, these committees are authorized to retain and consult with external advisors, consultants and counsel.

Codes of Ethics

      We have adopted comprehensive Codes of Ethics for senior officers and senior financial officers, in addition to the Code of Ethics we have adopted for all employees and directors. In February 2004, we established a confidential telephone and Internet hotline system for anonymous reporting of complaints and concerns regarding financial reporting. This system may be accessed by telephone at 1-866-850-1442 or via the Internet at www.ethicspoint.com. These codes are available on our website at www.mbvt.com.

Communications with Directors

Our Board of Directors provides a means for our shareholders to send communications to our Board of Directors, which can be found on our website at www.mbvt.com.

Disclosure and Certification

      We practice full and timely public disclosure of material information. We use generally accepted accounting principles (GAAP) applied in the U.S. as the primary method for reporting results in our quarterly earnings releases and in our financial statements.

      In order to provide additional transparency with respect to our financial statements, detailed quarterly and annual financial information is available on our website at www.mbvt.com. Our Chief Executive Officer and the Chief Financial Officer certify all quarterly and annual financial reports filed with the SEC.

Executive Officers

The names and ages of our executive officers and each executive officer's position are listed below.

Name	Age	Positions

Michael R. Tuttle	53	President and Chief Executive Officer of Merchants and Merchants Bank
Janet P. Spitler	48	Treasurer and Chief Financial Officer of Merchants and Merchants Bank; Senior Vice President, Merchants Bank
Thomas S. Leavitt	49	Executive Vice President, Community Banking and Trust, Merchants Bank
Thomas R. Havers	58	Senior Vice President, Operating and Administrative Division Manager, Merchants Bank
Geoffrey R. Hesslink	43	Senior Vice President, Senior Lender, Merchants Bank


      Mr. Tuttle, our President and Chief Executive Officer and President and Chief Executive Officer of Merchants Bank, served as Merchants Bank's Executive Vice President and Chief Operating Officer from 1997 until his appointment as President and Chief Executive Officer of Merchants Bank, effective January 1, 2006. Mr. Tuttle was also appointed as our President and Chief Executive Officer, effective January 1, 2007.

Ms. Spitler has served as our Treasurer and Treasurer of Merchants Bank since 1995, and has served as our Chief Financial Officer and Chief Financial Officer of Merchants Bank since 1997.

      Mr. Leavitt has served as Executive Vice President for Community Banking and Trust of Merchants Bank since November 29, 2006. Prior to that time, Mr. Leavitt served as Senior Vice President of Merchants Bank's Retail Banking division, a position he held since 1996.

Mr. Havers has served as Senior Vice President of Merchants Bank since 1983. He has served as Division Manager of Operations and Administration since 1990.

      Mr. Hesslink has served as Senior Vice President and Senior Lending Officer of Merchants Bank since January 1, 2006. Prior to that time, Mr. Hesslink served as Vice President and Corporate Banking Officer of Merchants Bank, a position he held since 1996.

      Ms. Zoe P. Erdman served as Senior Vice President and Credit Division Manager of Merchants Bank from 1998 until November 13, 2007, when she transitioned to the role of a Corporate Banking Officer of the Bank.

Compensation Discussion and Analysis

      For purposes of the discussion below, the term "executive officers" refers to those individuals who served as our Chief Executive Officer, our Chief Financial Officer and our next three highest paid executive officers in 2007.

Compensation Philosophy

      Our compensation program and philosophy for executive officers was developed during 1996 by the Nominating and Governance Committee and was approved by our Board of Directors in January 1997. The goals of this program are to:

•	attract, motivate and retain highly qualified and dedicated executive officers with competitive levels of compensation,

•	reward above-average corporate performance and recognize individual initiative and achievements,

•	integrate pay with our annual and long-term performance goals, and

•	align executive officers' incentive with the promotion of shareholder value.

      Our Principles of Governance, which were approved by our Board of Directors in October 2007, and are available on our website at www.mbvt.com, require compensation for the Chief Executive Officer ("CEO") to be linked to the achievement of our strategic goals that improve our long-term performance. Accordingly, a significant portion of the CEO's compensation should be at risk, depending upon our performance.


Role of the Nominating and Governance Committee

      The Nominating and Governance Committee approves, administers and interprets our executive compensation and benefits policies. The Nominating and Governance Committee is appointed by our Board of Directors, and consists entirely of directors who are "independent" under the rules of The Nasdaq Stock Market, "outside directors" for purposes of Section 162(m) of the Internal Revenue Code and "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act. During 2007, the Nominating and Governance Committee was composed of Lorilee A. Lawton, Chair, Peter A. Bouyea, Bruce M. Lisman and Robert A. Skiff.

      The Nominating and Governance Committee represents both us and our main operating subsidiary, Merchants Bank. The Nominating and Governance Committee is charged with providing independent review and oversight, promotion of corporate accountability for executive compensation, adoption of performance and base compensation policies for executive management, and review and approval of incentive plans for executive officers. The Nominating and Governance Committee reports to our Board of Directors, and makes recommendations to our Board of Directors in all of the above matters.

Employment Agreements

      Each of the executive officers has entered into employment agreements with us with terms expiring December 31, 2009. These agreements are renewable after December 31, 2009 for successive one-year terms unless we notify the executive officer that his or her employment will terminate on December 31, 2009. These agreements contain standard terms and conditions customarily found in employment agreements for comparable executives, including those terms discussed in this paragraph.

      If an executive officer is terminated without "cause" (as defined in these agreements) or the executive officer resigns for "good reason" (as defined in these agreements), in each case prior to the completion of the term of the employment agreement, we have agreed to pay in one lump sum, that executive officer's salary for one year from the date of termination, with the dollar amount "grossed-up" so that the officer will receive such amount without the effect of local, state or federal income taxation.

Components of Executive Compensation

Our compensation program for all executive officers, including the CEO, consists of four key components, which are reviewed regularly by the Nominating and Governance Committee:

•	Salary
•	Incentive Bonus
•	Long-Term Compensation
•	Other Benefits

      We offer no perquisites of any kind to any of our executive officers. Executive officers are not entitled to any severance or change-in-control payments beyond those described in the "Employment Agreements" section above.

Salary

      Base salaries for the executive officers are compared to the median of salaries of their counterparts within a peer group comprised of similarly-sized community banks, as established from time to time by the Nominating and Governance Committee. Levels of executive compensation are set at levels that the Nominating and Governance Committee believes to be consistent with our peers.


The performance of the CEO is evaluated annually by the Nominating and Governance Committee in the following four categories:

1.	development of specific strategic plan objectives,

2.	operational impact on company morale, customer satisfaction, our public image, company efficiency and flexibility, and research and development of leading edge products, services and technologies,

3.	management style and effectiveness in relation to our customers, shareholders, employees, executive officers, board and committee members, and the media and community, and

4.	effectiveness of leadership in:

a.	developing appropriate strategies and gaining support from our Board of Directors and its committees to achieve these strategies,

b.	setting the "tone at the top" for our ethics, customer relations, reputation and ensuing results; fostering an environment for leadership development at all levels within our company; and

c.	working collaboratively with our Board of Directors and committees and communicating information in a timely manner to ensure full and informed consent regarding matters of governance.

      The CEO evaluates the performance of our executive officers (other than himself) annually. Each executive officer's annual performance review serves as the basis for adjustments to his or her base salary. Individual performance evaluations are tied closely to achievement of short-term and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above average corporate performance. The CEO makes annual recommendations to the Nominating and Governance Committee for changes to executive officer salaries for the following fiscal year based on individual performance within their respective areas of expertise, the CEO's assessment of their contributions to our earnings and growth during the year, as well as their management style and effectiveness in relation to our customers, shareholders, employees, fellow executive officers, board and committee members and the community. The Nominating and Governance Committee reviews these recommendations and makes its final recommendations to our Board of Directors.

Decisions regarding compensation for executive officers, including that of the CEO, are approved by our Board of Directors based on the recommendations from the Nominating and Governance Committee.

Incentive Bonus

      Executive officers, including the CEO, are eligible to receive annual bonuses based on achievement of certain performance goals established at the end of the previous calendar year. Typically, these bonuses are tied to the attainment of a specific level of corporate profits. The award targets are multi-level, meaning that there is one target, below which no award is earned, then successively higher targets that result in an increased award, up to a maximum award. The incentive awards are expressed as a percentage of base salary earned at each target level. Our Board of Directors has the discretion to determine the amount and manner of executive bonuses. Bonuses for 2007 performance were calculated and paid in 2008.


Long-Term Compensation

      We award long-term incentive grants in the form of stock options to our executive officers. These awards are consistent with our pay-for-performance principles and align the interests of our executive officers to the interest of our shareholders. Our Nominating and Governance Committee reviews and recommends to our Board of Directors the amount of each award to be granted to each executive officer and our Board of Directors approves each award.

      Our executive officers are eligible to receive annual awards of stock options, although an annual stock option grant is not guaranteed. Individual determinations are made by the Nominating and Governance Committee with respect to the frequency and number of stock options to be recommended to be granted to the executive officers. In making these determinations, the Nominating and Governance Committee considers performance relative to our strategic and financial objectives, the previous year's individual performance of each executive officer and the market pay level for the executive officer.

      Stock options are awarded pursuant to our stock option plan. Stock options granted under this plan may be either incentive stock options or non-qualified stock options, as determined at the discretion of our Board of Directors and as reflected in the terms of written option agreements.

Our Board of Directors did not grant any options to executive officers or other employees in 2007.

      The following table sets forth outstanding equity awards to our executive officers at December 31, 2007. In addition, this table includes the number of shares remaining unexercised underlying both "exercisable" (i.e. vested) and "unexercisable" (i.e. unvested) stock options as of December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards; or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Michael R. Tuttle	13,278	--	--	$20.33	8/20/2008	--	--	--	--
	14,495	--	--	$17.50	8/19/2009	--	--	--	--
Janet P. Spitler	8,682	--	--	$20.33	8/20/2008	--	--	--	--
	9,318	--	--	$17.50	8/19/2009	--	--	--	--
	209	--	--	$15.50	8/17/2010	--	--	--	--
Thomas R. Havers	10,214	--	--	$20.33	8/20/2008	--	--	--	--
	10,871	--	--	$17.50	8/19/2009	--	--	--	--
	6,816	--	--	$15.50	8/17/2010	--	--	--	--
Thomas S. Leavitt	10,214	--	--	$20.33	8/20/2008	--	--	--	--
	10,871	--	--	$17.50	8/19/2009	--	--	--	--
Geoffrey R. Hesslink	0	10,000	--	$26.63	8/16/2016	--	--	--	--


      The following table sets forth details regarding stock option exercises by the executive officers in 2007, including the aggregate value realized upon exercise. "Value realized upon exercise" represents the excess of the closing price of our common stock over the exercise price, in each case on the date of exercise.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized Upon Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

Michael R. Tuttle	15,150	$67,569	--	--
Janet Spitler	3,750	$18,038	--	--
Tom Leavitt	4,600	$22,126	--	--

Other Benefits

Our executive officers are also eligible for other benefits available to all other employees on substantially the same terms, such as our 401(k) plan, and health, dental, and life insurance plans.

•	401(k) plan: We match individual plan contributions for participating employees, including the executive officers, on a dollar-for-dollar basis, up to 4.5% of annual salary up to annual IRS maximums.

•	Medical and dental health insurance plans.

•	Life insurance plan (benefit equal to one time annual salary) and long-term disability insurance plan.

CEO Compensation

Mr. Tuttle's base salary for 2007 was $190,008. Mr. Tuttle's base salary for 2008 is $202,000.

      The relative difference between CEO compensation and the compensation of our other executive officers has decreased over the last ten years as increases in compensation for our other executive officers has been greater than increases in CEO compensation. Currently the CEO base compensation is 1.2 times the compensation of the next highest paid executive officer.


Summary

The following table sets forth a summary of compensation paid to each of our executive officers during 2007 and 2006.

SUMMARY COMPENSATION TABLE (1)

Name	Year	Salary	Bonus	Option Awards	Change in Pension Value and Non-Qualified Deferred Compensation	All Other Compensation (2)	Total

Michael R. Tuttle	2007	$190,008	$9,500	--	$ 1,082	$ 8,611	$209,201
President and CEO	2006	$190,008	--	--	$ 1,047	$18,556	$209,611

Janet P. Spitler	2007	$142,152	$7,100	--	$ 490	$ 6,564	$156,306
SVP, CFO and Treasurer	2006	$142,002	--	--	$ 488	$13,805	$156,295

Thomas S. Leavitt	2007	$164,886	$8,001	--	--	$ 7,606	$180,493
Executive Vice President	2006	$142,002	--	--	--	$13,951	$155,953

Thomas R. Havers	2007	$142,002	$7,100	--	$10,916	$ 6,870	$166,888
SVP, Operations	2006	$142,002	--	--	$10,249	$14,197	$166,448

Geoffrey R. Hesslink	2007	$141,825	$7,100	--	--	$ 6,485	$155,410
SVP, Senior Lender	2006	$125,008	--	$46,988	--	$13,389	$185,385

Notes of Explanation:
(1)

Our compensation plan for executive officers does not provide for stock awards or non-equity incentive compensation; no stock awards or non-equity incentives were awarded to our executive officers during 2007 or 2006.

(2)	Primarily represents contributions made by us on behalf of the executive officers to the Merchants Bank 401(k) Plan.

Nominating and Governance Committee Report

      The Nominating and Governance Committee reviewed and discussed the above Compensation Discussion and Analysis with our management. Based on the review and discussion, the Nominating and Governance Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Lorilee A. Lawton, Chair Peter A. Bouyea Bruce M. Lisman Robert A. Skiff


Retirement Benefits

      Prior to January 1995, we maintained a noncontributory defined benefit plan covering all eligible employees. During 1995, this plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or age will accrue. The retirement benefits listed in the table below take into consideration the Social Security offset amount which is based on the law in effect on January 1, 1994. The present value of accumulated benefit was determined using the same assumptions used for financial reporting purposes under generally accepted accounting principles for 2007.

PENSION BENEFITS

Name	Plan Name	Number of Service Years Credited	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Thomas R. Havers	The Merchants Bank Pension Plan	23	$181,343	--
Janet P. Spitler	The Merchants Bank Pension Plan	4	$ 8,140	--
Michael R. Tuttle	The Merchants Bank Pension Plan	4	$ 17,968	--

      Due to the frozen status of the plan, no further years of service will accrue. The annual retirement benefits for Mr. Tuttle, Ms. Spitler and Mr. Havers under the plan are approximately $4,000, $2,000 and $28,000, respectively. Mr. Havers is the only executive eligible for early retirement. Participants are eligible for early retirement upon obtaining age 65 and completing 10 years of vesting service.

Related Party Transactions

      As described below under "Nominating and Governance Committee Interlocks and Insider Participation," we engage in banking transactions in the ordinary course of business with our directors and officers and with their immediate family and associates.

      We have established guidelines for review of third party contracted services, which are reviewed annually by the Audit Committee. Our officers are assigned responsibility for review of service levels of outsourced technology service providers and vendors that pose the highest risk exposure within the guidelines established by the Federal Financial Institutions Examination Council ("FFIEC"). New service relationships considered for engagement with our insiders of Merchants Bank (defined by the FFIEC as individuals, their direct family members and business associates who are executive officers or directors of us and/or Merchants Bank) must be bid by at least one other service provider. Merchants Bank's Board of Directors may require a third party analysis/review to substantiate the results of a new service contract with an insider.

      Renewals of existing contracts with insiders of us or Merchants Bank do not require re-bidding or a third party analysis. However, the CEO or the Board of Directors of Merchants Bank may require either or both prior to reviewing a recommendation for a contract renewal.

      We obtained legal services during 2007 from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Mr. Furlong is a member of our Board of Directors and is the Chairman of Merchants Bank's Board of Directors. We paid fees totaling approximately $30,000 to Mr. Furlong's firm in 2007.

      During 2007, we purchased copier equipment and supplies from SymQuest Group, Inc. totaling approximately $59,000. Patrick S. Robins, who is the Chairman of the Board of SymQuest Group, Inc., is a member of our Board of Directors and the boards of directors and trustees of Merchants Bank and Merchants Trust Company.


      We obtained insurance during 2007 through an insurance agency, of which Scott F. Boardman, a nominee for election to our Board of Directors, is president. In 2007, premiums paid to this insurance agency totaled approximately $210,000.

In the opinion of our management, the terms of these transactions were no less favorable to us than those we could have obtained from an unrelated party providing comparable premises or services.

Nominating and Governance Committee Interlocks and Insider Participation

      Certain of our directors and executive officers, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2007 were, also customers of Merchants Bank in the ordinary course of business. As permitted by applicable law, these persons may have had loans outstanding during 2007, and it is anticipated that these persons and their associates will continue to be customers of and indebted to Merchants Bank in the future. All of these loans were made in the ordinary course of business, and did not involve more than normal risk of collectibility or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by Merchants Bank's Board of Directors. At December 31, 2007, these loans totaled approximately $3.46 million (4.6% of total shareholders' equity). None of these loans to directors, executive officers, or their associates are nonperforming.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth, as of March 7, 2008, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of our common stock; (ii) each of our executive officers and directors and (iii) all executive officers and directors as a group.

      The number of shares beneficially owned by each 5% shareholder, director or executive officer is determined under rules of the United States Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days after March 7, 2008 through the exercise of any stock option or other right. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (3)(4)		Percent of Common Stock Beneficially Owned (2)

5% Shareholders
General Educational Fund, Inc.	397,405	(5)	7%
275 Kennedy Drive
South Burlington, Vermont

Merchants Bank 401(k) Employee	475,656	(6)	8%
Stock Ownership Plan
275 Kennedy Drive
South Burlington, Vermont


Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (3)(4)		Percent of Common Stock Beneficially Owned (2)

Charles A. Davis	419,399	(7)	7%
Stone Point Capital LLC			9%
20 Horseneck Lane
Greenwich, Connecticut

Directors and Named Executive Officers
Scott F. Boardman	4,134	(8)	*
Peter A. Bouyea	81,073	(9)	1%
Jeffrey L. Davis	28,659	(10)	*
Michael G. Furlong	7,003		*
Thomas R. Havers	63,668	(11)	1%
Geoffrey R. Hesslink	417,281	(5)	7%
John A. Kane	51		*
Lorilee A. Lawton	7,982		*
Thomas S. Leavitt	42,182		*
Bruce M. Lisman	5,000		*
Raymond C. Pecor, Jr.	245,584	(12)	4%
Patrick S. Robins	68,081		1%
Robert A. Skiff	6,024		*
Janet P. Spitler	340,206	(13)	6%
Michael R. Tuttle	64,031		1%

Directors and Executive Officers as a Group (fifteen persons)	1,380,959		23%

*	Shareholdings represent less than 1.0% of class

NOTES:
(1)	The address for all executive officers and directors is c/o Merchants Bancshares, Inc., 275 Kennedy Drive, South Burlington, Vermont 05403.
(2)

For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of 6,079,934 shares of common stock outstanding as of March 7, 2008, plus the number of shares of common stock that person or group has the right to acquire within 60 days after March 7, 2008.

(3)	Includes the following number of shares of common stock issuable upon the exercise of outstanding stock options which were exercisable within 60 days after March 7, 2008 as follows:

Directors and Named Officers	Vested Options
Mr. Havers:	27,901
Mr. Leavitt:	21,085
Ms. Spitler:	18,209
Mr. Tuttle:	27,773

All executive officers as a group:	94,968

(footnotes continued on following page)


(4)

Does not include the following number of shares of common stock which certain directors and executive officers have the right to receive on a deferred basis pursuant to our prior deferred compensation plans for directors and executive salary continuation plan, all of which have been terminated or have expired:

Directors and Named Officers	Deferred Shares
Mr. Boardman:	3,290
Mr. Bouyea:	29,018
Mr. J. Davis:	28,299
Mr. Furlong:	7,727
Mr. Havers:	8,727
Mr. Kane:	1,946
Ms. Lawton	12,039
Mr. Lisman:	3,412
Mr. Pecor:	46,503
Mr. Robins:	35,323
Dr. Skiff:	32,227

All executive officers and directors as a group:	208,511

The individuals named above do not have the power to vote or dispose of these deferred shares. Ms. Spitler, on behalf of us and Merchants Bank, has the authority to vote these deferred shares.
(5)

Includes 397,405 shares held by the General Educational Fund, Inc. (the "Fund"), of which Messrs. Geoffrey R. Hesslink, Senior Vice President of Merchants Bank, Michael Breen, Vice President of Merchants Bank, and Joseph L. Boutin, who served as President/CEO and Director of Merchants from 1994 through 2005, and as President/CEO and Director of Merchants Bank from 1994 through 2006, are trustees and, as such, may be deemed to beneficially own all shares held by the Fund because they share the power to vote and dispose of the shares held by the Fund. Each of Messrs. Hesslink, Breen and Boutin disclaims beneficial ownership of shares held by the Fund.

(6)

Information has been obtained from a Schedule 13G, filed February 4, 2008 with the SEC by the Merchants Bank 401(k) Employee Stock Ownership Plan. While 401(k) Employee Stock Ownership Plan participants have the right to designate how shares allocated to their respective accounts are to be voted, the Plan's trustee, Merchants Trust Company, is authorized to vote the shares for which participants make no designation in connection therewith.

(7)	Until February 21, 2008, Mr. C. Davis was a member of our Board of Directors.
(8)	Includes 4,122 shares owned by Mr. Boardman's spouse.
(9)

Includes 1,317 shares owned by Mr. Bouyea's spouse, and 2,901 shares owned by Mr. Bouyea's adult daughter for which Mr. Bouyea has investment and voting control; Mr. Bouyea disclaims beneficial ownership of these shares.

(10)

Includes 5,752 shares held in trust for Mr. J. Davis' minor children, 502 shares held directly by Mr. J. Davis' minor children and 1,260 shares held directly by Mr. J. Davis' spouse. Also includes 595 shares held by a family trust, of which Mr. J. Davis is trustee. Mr. J. Davis disclaims beneficial ownership of these shares.

(11)	Includes 10,872 shares held by Mr. Havers as trustee of the Havers Family Foundation.
(12)	Includes 15,000 shares held in the Pecor Family Foundation and 19,500 shares held by Mr. Pecor's spouse.
(13)

Includes 307,965 deferred shares held in various trusts related to our former deferred compensation plans for directors and executive salary continuation plan. See Note 4. Ms. Spitler, on behalf of us and Merchants Bank, has the authority to vote these deferred shares. Ms. Spitler disclaims beneficial ownership of shares held in these trusts.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Forms 4 and 5) with respect to our common stock with the SEC. Executive officers, directors and 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of reports furnished to us with respect to 2007, no director or officer failed to file any applicable Section 16(a) reports in 2007.


APPROVAL OF THE MERCHANTS BANCSHARES, INC. AND SUBSIDIARIES 2008 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS AND TRUSTEES

(Proposal Number 2)

      We have maintained a deferred compensation plan for non-employee directors since 1997. This plan allowed our directors to have their annual retainer and meeting fees, if any, paid in cash, or deferred and paid out in shares of our common stock. See "Proposal Number 1--ELECTION OF DIRECTORS" and "Compensation of Directors." This plan expired in May 2007. Our Board of Directors voted at their meeting on February 21, 2008 to adopt a new deferred compensation plan, known as the "2008 Deferred Compensation Plan for Non-Employees Directors and Trustees."

      The following summary of the principal features of the new plan is qualified by reference to the text of the plan. Shareholders are urged to read the actual text of the plan in its entirety which is set forth as Appendix A to this proxy statement.

Purpose

      The purpose of the plan is to provide a compensation program for our non-employee directors and our subsidiaries' non-employee directors and trustees that will attract and retain highly qualified individuals to serve as members of these Boards of Directors or Trustees.

Administration

      From time to time, our Board of Directors and the Boards of Directors of our subsidiaries determine the amount, form and timing of compensation payable to non-employee directors or trustees. Subject to those provisions of the plan which expressly state that the approval of our Board of Directors is required, the plan will be administered by a management committee consisting of the CEO and those other senior officers as the CEO designates. The management committee will interpret the plan, prescribe, amend and rescind rules relating to it from time to time as it deems proper and in our best interests and will take any other action necessary for the administration of the plan.

Participation

      Each person who is a nonemployee director or trustee of our Board of Directors and/or any of our subsidiaries on the effective date of the plan (the date our shareholders approve the plan) will be eligible for participation in the plan. Any other individual will be eligible for participation in the plan immediately upon becoming a director or trustee.

Shares Available for Issuance

Under the plan, the total number of shares of common stock that may be subject to the granting of awards under the plan will equal 150,000 shares.

Election

      Upon election to our Board of Directors or to a Board of Directors or Trustees of one of our subsidiaries, and prior to January 1 of each year (or July 1 for 2008 only), a participant will be entitled to elect to receive all or any portion of his or her compensation in the form of cash when those


fees are earned or to defer the receipt of those fees and receive in the future shares of our common stock. If no election is received by us with respect to any plan year, the participant will be deemed to have made an election to receive such compensation in the form of undeferred cash.

Election to Receive Shares

      If a participant elects to have all or a specified percentage of his or her compensation for a given year deferred in common stock, then on the day on which he or she would have otherwise been paid compensation in the absence of the election, the management committee is to calculate the number of shares to which that participant is entitled.

The number of shares is determined by:

(i)	dividing the amount of compensation to which that participant is entitled on that date by the market price of a share of our common stock on that day (such number being the "Basic Shares"), and

(ii)

multiplying the number of Basic Shares by the "Risk Premium" (as defined below), rounding any fractional share up to the nearest whole number (that number in excess of the Basic Shares as determined pursuant to this clause (ii) being the "Risk Premium Shares").

      For purposes of the plan, the "Risk Premium" applicable during any year of the plan is to be a number, no less than 1.0 and no greater than 1.25, determined prior to that year by our Board of Directors, which number is to reflect the investment and other risks assumed by a participant in making the election and to provide a reasonable inducement to a participant for making the election.

The Basic Shares and the Risk Premium Shares are referred to together in this Plan as the "Shares".

      Shares will not be delivered to a participant until the applicable delivery date determined in accordance with the plan. No participant may sell, transfer or otherwise dispose of any Shares prior to the delivery date for those Shares.

      Shares will be delivered to a participant in seven annual installments commencing in January of the first calendar year after a participant's sixty-fifth (65th) birthday, with additional installments being delivered on the subsequent anniversary dates of the first delivery date. Installments will be in as equal amounts as possible, as determined by the management committee in its discretion. A participant may postpone the first delivery date once and the change must comply with the restrictions of Internal Revenue Code Section 409A.

      Any participant that, prior to the delivery date applicable to that participant resigns from a board of directors voluntarily without the consent of a majority of the remaining members of that board of directors, or is forced to resign from a board of directors for "Cause" as provided in that entity's bylaws, will forfeit any and all Risk Premium Shares to which that participant would otherwise be entitled.

      To the extent that dividends or other distributions are made with respect to our common stock (but not with respect to any dividend or distribution on the capital stock of any of our subsidiaries), a participant will be credited with the amount of those dividends or other distributions payable with respect to any Shares then credited to that participant under the plan.


Unfunded Obligation

Any amount to be paid to a participant under the plan is an unfunded obligation of ours.

Termination

      Our Board of Directors may from time to time amend, suspend or terminate the plan, in whole or in part, and, if the plan is suspended or terminated, our Board of Directors may reinstate all or any of its provisions. No amendment, suspension or termination may impair the right of a participant to receive benefits accrued prior to the effective date of the amendment, suspension or termination. The plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.

New Plan Benefits

      Although the current annual retainer for each participant is $4,000, it is not possible to specify the amount of benefits that will be paid to each participant under the plan since each participant's ultimate benefit depends upon his or her election to receive cash, shares of our common stock, or a combination of the two.

Vote Required

      Proposal 2 requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and voting at the annual meeting. Executed proxies with no instructions indicated on those proxies with respect to Proposal 2 will be voted for Proposal 2.

Recommendation

      Our Board of Directors believes that approval of the 2008 Deferred Compensation Plan for Non-Employee Directors and Trustees is in our and our shareholders best interests because the plan will enable us to attract and retain qualified individuals to serve as directors on our Board of Directors and the Boards of Directors of our subsidiaries.

      Our Board of Directors recommends that the shareholders vote "FOR" the approval of the Merchants Bancshares, Inc. and Subsidiaries 2008 Deferred Compensation Plan for Non-Employee Directors and Trustees.

APPROVAL OF THE MERCHANTS BANCSHARES, INC. 2008 STOCK OPTION PLAN

(Proposal Number 3)

      Our Board of Directors voted at their meeting on February 21, 2008 to adopt the 2008 Stock Option Plan, which replaces our 1997 Stock Option Plan, which expired in accordance with its terms. The 2008 Stock Option Plan will not be effective unless it is approved by our shareholders on or before February 21, 2009. The following summary of the principal features of the 2008 Stock Option Plan is qualified by reference to the text of the 2008 Stock Option Plan. Shareholders are urged to read the actual text of the plan in its entirety which is set forth as Appendix B to this proxy statement.


Purpose

The purpose of the new plan is to encourage our management to increase their ownership of our common stock in order to align their interests with those of our shareholders.

Shares Available for Issuance

Under the plan, the total number of shares of common stock that may be subject to the granting of awards under the plan will equal 600,000 shares.

Administration

      Our Board of Directors selects the committee that will administer the plan. We anticipate that our full Board of Directors will administer the plan. Subject to the terms of the plan, the committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of common stock to which awards will relate, specify times at which awards will be exercisable, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the plan and make all other determinations that may be necessary or advisable for the administration of the plan.

Eligibility

The committee determines those individuals who are to receive options under the plan in any given year.

Stock Options

      The committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options.

      The exercise price per share subject to an option is determined by the committee, but must not be less than the fair market value of a share of our common stock on the date of grant. For purposes of the plan, the term "fair market value" means the fair market value of the common stock as determined by the committee or under procedures established by the committee. Unless otherwise determined by the committee or our Board of Directors, the fair market value of the common stock as of any given date is to be the closing sales price per share of common stock as reported on the principal stock exchange or market on which our common stock is traded on the date as of which that value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported.

      The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the committee except that no option may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares or outstanding awards as the committee may determine from time to time.

Amendment and Termination

      Our Board of Directors may amend, alter, suspend, discontinue or terminate the plan or the committee's authority to grant awards without further stockholder approval, except shareholder approval must be obtained for any amendment or alteration if that approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Unless earlier terminated by our Board of Directors, the plan will terminate at the earlier of that time as no shares of common stock remain available for issuance under the plan or ten years from the date the plan is approved by our shareholders.


Federal Income Tax Consequences of Awards

The plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

      On exercise of a nonqualified stock option granted under the plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is our employee, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

      If an optionee pays for shares of stock on exercise of an option by delivering shares of our stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

      We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options

      The plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Internal Revenue Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

      If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.


      An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

      We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Importance of Consulting Tax Adviser

      The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

New Plan Benefits

      No grants have been made with respect to additional shares of our common stock to be reserved for issuance under the plan. In addition, the number of shares of our common stock that may be granted to executive officers, directors and all employees including non-executive officers is indeterminable at this time, as those grants generally are subject to the discretion of the committee.

Vote Required

      Proposal 3 requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and voting at the annual meeting. Executed proxies with no instructions indicated on those proxies with respect to Proposal 3 will be voted for Proposal 3.

Recommendation

      Our Board of Directors believes that approval of the 2008 Stock Option Plan is in our and our shareholders best interests because the 2008 Stock Option Plan will enable us to attract and retain qualified individuals to serve as executive officers.

Our Board of Directors recommends that the shareholders vote "FOR" the approval of the 2008 Stock Option Plan.

Relationship with Registered Independent Public Accountants

      The Audit Committee has selected the firm of KPMG LLP, independent public accountants, as our auditors for 2008. We have been advised by KPMG LLP and by the directors themselves that neither it nor any of its members or associates has any relationship with us or our subsidiaries, other than as independent auditors.


      Representatives of KPMG LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from shareholders.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2007 with our management.

The Audit Committee has discussed with KPMG LLP, our registered independent public accounting firm, the matters required to be discussed under professional auditing standards.

      The Audit Committee has received the written disclosures and the letter required from KPMG LLP by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed their independence with KPMG LLP.

      The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 and fees billed for other services provided by KPMG LLP during 2007 and 2006.

	2007	2006

Audit fees (1)	$242,000	$222,500
Tax fees (2)	36,150	41,600

Total fees	$278,150	$264,100

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in the quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)	Tax fees consisted of fees for tax consultation and tax compliance services.

KPMG LLP did not render any professional services to us in connection with the design or implementation of financial information systems during the year ended December 31, 2007.

The Audit Committee has considered whether, and has determined that, the provision of the services described above is compatible with maintaining KPMG LLP's independence.

      Based on the review and discussions with management and KPMG LLP described above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and for filing with the SEC.

Submitted by the Audit Committee John A. Kane, Chair Peter A. Bouyea Jeffrey L. Davis Lorilee A. Lawton


Other Matters

      We know of no additional matters which are likely to be presented for action at the annual meeting other than the proposals specifically set forth in the notice and referred to in this proxy statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2009 Annual Meeting

      Shareholders who desire to submit proposals for the consideration of our shareholders at our 2009 annual meeting of shareholders, scheduled to be held on or about Tuesday, May 5, 2009, will be required, pursuant to a rule of the SEC, to deliver any proposal to be included in the proxy statement and form of proxy for the 2008 annual meeting to Merchants on or prior to December 5, 2008. Please forward any shareholder proposals to our corporate secretary at the address indicated below.

Annual Report

      A copy of our annual report on Form 10-K for the year ended December 31, 2007, which includes audited financial statements, has been mailed to all shareholders with this proxy statement and has been filed with the SEC. The 10-K is not to be regarded as proxy soliciting material. Additional copies of the 10-K may be obtained by shareholders without charge on written request to the our corporate secretary, Lisa Razo, at Merchants at 275 Kennedy Drive, South Burlington, VT 05403. The 10-K may also be obtained from our webpage at www.mbvt.com.

Annual Disclosure Statement

      Pursuant to 12 CFR 350 of the rules and regulations of the Federal Deposit Insurance Corporation, a copy of Merchants Bank's Annual Disclosure Statement may be obtained without charge by contacting the person indicated below. The Annual Disclosure Statement presents Merchants Bank's financial condition and results of operations for the fiscal years ended 2006 and 2007.

Merchants Bank Andrew T. Kloeckner, AVP & Compliance Officer 275 Kennedy Drive South Burlington, VT 05403 Telephone (802) 658-3400

By Order of the Board of Directors,

Lisa Razo Corporate Secretary Merchants Bancshares, Inc. 275 Kennedy Drive South Burlington, VT 05403


Appendix A

MERCHANTS BANCSHARES, INC. AND SUBSIDIARIES

2008 COMPENSATION PLAN

FOR

NONEMPLOYEE DIRECTORS AND TRUSTEES

MERCHANTS BANCSHARES, INC. AND SUBSIDIARIES 2008 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS AND TRUSTEES

ARTICLE 1

Purpose

      Section 1.1. Purpose. The name of this Plan is the Merchants Bancshares, Inc. and Subsidiaries 2008 Compensation Plan for NonEmployee Directors and Trustees (the "Plan"). The purpose of the Plan is to provide a compensation program for non-employee directors and trustees (each, a "Participant") of Merchants Bancshares, Inc. and its subsidiaries that will attract and retain highly qualified individuals to serve as members of the Board of Directors or Board of Trustees, as applicable, of (a) Merchants Bancshares, Inc., (b) Merchants Bank, (c) Merchants Trust Company, or (d) any other subsidiary of Merchants Bancshares, Inc. as determined by the Board of Directors of Merchants Bancshares, Inc. (the "Company" and, together with the subsidiaries described in (b), (c), (d) and (e), the "Companies"). The Participants are to receive their Compensation for service on a Board of Directors of the Companies in the form of cash, shares of Company common stock, par value $0.01 per share ("Common Stock"), or any combination of the foregoing, subject to the terms of the Plan. For purposes of the Plan, the term "Compensation" shall mean any and all fees earned by a Participant for service on a Board of Directors of a Company, including, without limitation, each regular or special meeting and for any committee meetings attended. This Plan is intended to satisfy the requirements of Internal Revenue Code Section 409A and Internal Revenue Service and U.S. Treasury Department guidance thereunder.

ARTICLE 2

Administration

      Section 2.1. Compensation. From time to time, the respective boards of directors of the Companies shall determine the amount, form and timing of Compensation payable to Participants, which determination shall be contained in a resolution(s) or consent(s) adopted by the applicable board of directors.

      Section 2.2. Management Committee. Subject to Sections 2.1, 6.6, and any other provision of the Plan which expressly states that the approval of the Board of Directors of the Company (the "Board") is required, the Plan shall be administered by a management committee (the "Committee") consisting of the Chief Executive Officer of the Company and such other senior officers as the Chief Executive Officer shall designate. Subject to the terms of the Plan, the Committee shall interpret the Plan, shall prescribe, amend and rescind rules relating to it from time to time as it deems proper and in the best interests of the Company, and shall take any other action necessary for the administration of the Plan. Any decision or interpretation adopted by the Committee shall be final and conclusive and shall be binding upon all Participants.


ARTICLE 3

Participation

      Section 3.1. Participants. Each person who is a nonemployee Director or Trustee of a Company on the Effective Date (as defined in Section 6.8) shall become a Participant as of the Effective Date. Any other individual shall become a Participant immediately upon becoming a Director or Trustee of a Company.

ARTICLE 4

Shares

      Section 4.1. Maximum Number of Shares. Subject to Section 4.2, the Board has reserved for issuance a maximum total of 150,000 shares of Common Stock under the Plan. Issuances of shares may be made from the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Committee.

      Section 4.2. Adjustment to Number of Shares. In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board, upon recommendation of the Committee, may make appropriate adjustments to the number of shares of Common Stock (i) authorized for issuance under the Plan, and (ii) subject to an Election (as defined in Section 5.2). The Committee shall clearly outline the proposed mechanism for such adjustment, and such adjustment shall not result in an increase or diminution in value in a Participant's account.

ARTICLE 5

Payment of Compensation

      Section 5.1. Amount of Compensation. Compensation shall be determined by the Board pursuant to Section 2.1 of the Plan, and shall be paid, unless deferred pursuant to Section 5.2, according to the ordinary practices of the Company.

      Section 5.2. Election. Prior to January 1st of each year, and subject to such deadlines as may be established by the Committee from time to time, a Participant may elect to receive all or any portion of his or her Compensation for such year in the form of shares of Common Stock subject to Section 5.3 below ("Election"). If no Election is received by the Company, a Participant shall receive his or her Compensation in cash pursuant to Section 5.1. An Election under this Section 5.2 shall be irrevocable and shall apply to all Compensation earned during such year for which the Election is effective.

Section 5.3. Deferred Common Stock.

(a)

Calculation of Shares. For each Participant that has made the Election, on the day on which he or she would have otherwise been paid Compensation pursuant to Section 5.1 in the absence of such Election, the Committee shall calculate the number of shares of Common Stock to be delivered to such Participant by:

	(i)	dividing the amount of Compensation to which that Participant is entitled on such date by the market price of a share of Common Stock on that day (such number being the "Basic Shares"), and


(ii)

multiplying the number of Basic Shares by the "Risk Premium" (as defined below), rounding any fractional share up to the nearest whole number (such number in excess of the Basic Shares as determined pursuant to this clause (ii) being the "Risk Premium Shares").

For purposes of the Plan, the "Risk Premium" applicable during any year of the Plan shall be a number, no less than 1.0 and no greater than 1.25, determined prior to such year by the Board, which number shall reflect the investment and other risks assumed by a Participant in making the Election and to provide a reasonable inducement to a Participant for making such Election.

The Basic Shares and the Risk Premium Shares are referred to together in this Plan as the "Shares".

(b)

Deferral Generally. Shares will not be delivered to a Participant until the applicable Delivery Date determined in accordance with Section 5.3(d). No Participant may sell, transfer or otherwise dispose of any Shares or any portion thereof or interest therein prior to the Delivery Date for such Shares.

(c)	Forfeiture of Risk Premium Shares. Any Participant that, prior to the Delivery Date applicable to that Participant:

	(i)	resigns from a Board of Directors of a Company voluntarily without the consent of a majority of the remaining members of that Board of Directors, or

	(ii)	is forced to resign from a Board of Directors of a Company for "Cause" as provided in that entity's by-laws,

shall forfeit any and all Risk Premium Shares to which such Participant shall otherwise be entitled.

(d)	Delivery Dates.

(i)

Shares shall be delivered to a Participant in seven annual installments commencing in January of the first calendar year after a Participant's sixty-fifth (65th) birthday (the "Initial Delivery Date"), with additional installments being delivered thereafter on the subsequent anniversary dates of the Initial Delivery Date (each such date, together with the Initial Delivery Date, a "Delivery Date"). Installments shall be in as equal amounts as possible, as determined by the Committee in its discretion.

	(ii)	If a Participant desires to postpone the Initial Delivery Date, he or she may do so only once and such change must comply with the restrictions of Internal Revenue Code Section 409A, including that:

		(A)	the election to change cannot take effect until at least twelve (12) months after the date on which the election is made.

		(B)	the first payment as to which the new election is made must be deferred to a date that is at least five (5) years from the date the payment would otherwise have been made.

		(C)	the election must be made not less than twelve (12) months prior to the Initial Delivery Date.


(iii) Any Participant who is receiving payments hereunder shall no longer be eligible to defer Compensation under this Plan.

(e)

Illustration of Measurement and Vesting. For example, if a 64-year old Participant who is otherwise entitled to cash fees of $900 on September 1, 2008 has made the Election with respect to the entire amount of the fee, and if the market price of the Common Stock is $18 on September 1, 2008, and the Board has determined that the Risk Premium for 2008 is 1.2, that Participant would receive 60 Shares (($900/18) x 1.2). 50 of the Shares would be Basic Shares and 10 of the Shares would be Risk Premium Shares. Beginning in January 2010 (the applicable Initial Delivery Date), the first installment of 8 Shares would be delivered to that Participant. If that Participant resigns from the Board without the consent of the Board prior to the Initial Delivery Date, the 10 Risk Premium Shares would be forfeited.

(f)

Dividends. To the extent that dividends or other distributions are made with respect to the Common Stock (but not with respect to any dividend or distribution on the capital stock of any other Company), a Participant shall be credited with the amount of such dividends or other distributions payable with respect to any Shares then credited to such Participant under the Plan (calculated as if such Shares had been delivered to that Participant); provided, however, that any shares of Common Stock or other security of the Company which is issued as a dividend on or other distribution with respect to a Share shall itself be subject to the same deferred delivery conditions and transfer restrictions that are applicable to the Shares hereunder.

(g) Discretion to Accelerate. The Board, in its discretion, may accelerate the delivery of any Shares upon a Participant's death or permanent disability.

(h)

Issuance of Shares. Prior to the applicable Delivery Date, Shares may be issued and delivered by the Company to a trustee, via ledger transfer or such other method as is determined by the Committee, or may otherwise be set aside for deferred delivery to a Participant as described herein.

ARTICLE 6

General Provisions

Section 6.1. Issuance of Common Stock. The Company shall not be required to issue any Shares prior to:

(a)

obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, deems necessary or advisable;

(b) listing the Shares on any stock exchange on which the Common Stock may then be listed; or

(c)

completing any registration or other qualification of the Shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, determines to be necessary or advisable.

      All Shares delivered under the Plan shall also be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or


state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making any such determinations, the Committee may rely upon an opinion of counsel for the Company.

      Section 6.2. Unfunded Obligation. The obligation of the Company to deliver Shares to Participants pursuant to the Plan is an unfunded obligation of the Company. The Company is not required to segregate any monies from its general funds, to create any trusts, or to make any special deposits with respect to this obligation. Beneficial ownership of any investments, including trust investments that the Company may make to fulfill this obligation shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or memorandum accounts shall not create or constitute a trust or a fiduciary relationship between the Committee or the Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's Beneficiary or the Participant's creditors in any assets of the Company whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

Section 6.3. Beneficiary; Matters Relating to Marital Rights.

(a)

The term "Beneficiary" shall mean the person or persons to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death. The designation shall be on a form provided by the Committee, executed by the Participant and delivered to the Committee.

(b)

In connection with a divorce, decree of separate maintenance or other arrangement involving an adjustment of marital rights, if a Participant is required to transfer all or a portion of his or her Shares to his or her spouse, the Company shall have the right to purchase from the Participant all such Shares, unless the Participant files with the Company a copy, executed by his or her spouse, of any agreement as to the Shares executed by the Participant, and an irrevocable proxy of unlimited duration, signed by his or her spouse, giving the Participant exclusive power to act on all matters concerning the Shares and this Plan.

      Section 6.4. Permanent Disability. A Participant shall be deemed to suffer a permanent disability for purposes of this Plan if he or she: (A) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company. This definition of "Disability" shall be interpreted consistently with the rules under Internal Revenue Code Section 409A and any regulations or other guidance thereunder.

      Section 6.5. Nonassignment. The right of a Participant or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

      Section 6.6. Termination and Amendment. The Board may from time to time amend, suspend or terminate the Plan, in whole or in part, and if the Plan is suspended or terminated, the Board may reinstate any or all of its provisions. No amendment, suspension or termination may impair or accelerate the right of a Participant or a Participant's Beneficiary to receive benefits accrued prior to the effective date of such amendment, suspension or termination. Notwithstanding the foregoing, the Board may not amend the Plan without the approval of the stockholders of the Company to: (i) increase the number of shares of Common Stock that may be issued under the


Plan, (ii) materially modify the eligibility for participation in the Plan, or (iii) otherwise materially increase the benefits accruing to the Participants under the Plan.

The Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

Section 6.7. Applicable Law. The Plan shall be construed and governed in accordance with the laws of the State of Vermont.

      Section 6.8. Effective Date and Term of the Plan. The Plan shall be submitted by the Board to the stockholders of the Company for their approval at the 2008 Annual Meeting of Stockholders of the Company, including any adjournments or postponements of that meeting, or any subsequent meeting of the stockholders of the Company. Subject to the approval of the Plan by the Company's stockholders, the Plan shall be effective on the date of such stockholders meeting (the "Effective Date"). To the extent required for compliance with Section 16(b) of the Exchange Act and rules promulgated thereunder, Shares distributed to Participants may not be sold until a date at least six (6) months after the date such stockholder approval is obtained, or if earlier, such other date allowed by Section 16(b) of the Exchange Act or rules promulgated thereunder. Unless extended by the Board, which extension may occur after the termination date of the Plan pursuant to Section 6.6 hereof, the Plan shall terminate ten (10) years after the Effective Date.

      Section 6.9. Compliance With Rule 16b3 of the Exchange Act. The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to Shares issued under the Plan, the Plan shall comply in all respects with Rule 16b--3 promulgated under Section 16(b) of the Exchange Act. If any Plan provision is later found not to be in compliance with Rule 16b3 of the Exchange Act, that provision shall be deemed modified as necessary to meet the requirements of Rule 16b3.


Appendix B

MERCHANTS BANCSHARES, INC. 2008 STOCK OPTION PLAN

1. Purpose.

      The purpose of the Merchants Bancshares, Inc. 2008 Stock Option Plan (the "Plan") is to provide an incentive to certain employees of Merchants Bancshares, Inc. a Delaware corporation (the "Company"), and its subsidiaries, by granting to such employees: (i) incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) options not constituting ISOs ("NQSOs"), in either case to acquire common stock, ($.01) par value of the Company ("Stock"). Options granted under this Plan may be either ISO's or NQSO's, as determined at the discretion of the Committee (as defined below) and as reflected in the terms of the written option agreements.

2. Effective Date and Term of the Plan.

      (a)    The Plan is effective as of February 21, 2008 (the "Effective Date"), subject to subsequent approval, within 12 months of its adoption by the Board of Directors of the Company (the "Board"), by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Stock may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Options may be granted subject to shareholder approval, but may not be exercised in the event the shareholder approval is not obtained.

      (b)    Unless sooner terminated, the Plan shall continue in effect from the Effective Date until the day before the tenth anniversary of the Effective Date (the "Termination Date"). In no event shall an ISO or NQSO (collectively "Options") be granted after the Termination Date. Options granted prior to the Termination Date shall remain in effect until their exercise, surrender, cancellation or expiration in accordance with the terms of the written option agreement.

3. Stock Subject to the Plan.

(a) Subject to adjustment as provided in Section 10 below, the aggregate number of shares of Stock ("Shares") reserved and available to delivery under the Plan be 400,000.

      (b)    If any Option granted under the Plan expires, terminates or is canceled without having been exercised in full, the number of Shares as to which the Option has not been exercised shall become available for future grants under the Plan.

(c) Upon exercise of an Option, the Company may issue authorized but unissued Shares, Shares held in its treasury, or both.

(d) Shares issued upon the exercise of an Option shall be fully paid and nonassessable.

(e) Unless otherwise determined by the Committee, no fractional Share shall be issued or transferred upon exercise of an Option under the Plan.


4. Administration of the Plan.

      (a)    Committee. The Plan shall be administered by a Committee of the Board (the "Committee"). The Committee shall initially consist of the entire Board. However, the Board may elect at any time to provide that the Committee shall consist of not less than two members, each of whom shall be a Director who is (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) "Independent" within the meaning of the rules of the Nasdaq Stock Market or any other national securities exchange on which the Stock is listed for trading. The Committee shall be appointed by, and serve at the pleasure of, the Board.

      (b)    Authority. Subject to the specific limitations and restrictions set forth in the Plan, the Committee shall have the authority: (i) to grant ISOs to employees whom the Committee determines are key to the success of the Company ("Key Employees"); (ii) to grant NQSOs to such employees as the Committee shall select (the grantee of an ISO or NQSO being hereinafter referred to as an "Optionee"); (iii) to make all determinations necessary or desirable for the administration of the Plan including, within any applicable limits specifically set out in the Plan, the number of Shares that may be purchased under an Option, the price at which an Option may be exercisable, and the period during which an Optionee must remain in the employ of the Company or a subsidiary of the Company prior to the exercise of an Option; (iv) to construe the respective Option agreements and the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of the respective Option agreements, which need not be identical, (vii) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option granted under the Plan, in a manner that the Committee deems necessary or desirable; (viii) to amend any Option granted under the Plan, subject to the provisions of the Plan; (ix) to grant to Optionees in exchange for their surrender of Options, new Options containing such other terms and conditions as the Committee shall determine; and (x) to make other determinations that, in the judgment of the Committee, are necessary or desirable for the administration of the Plan. Any interpretation or decision of the Committee shall be final and conclusive. Nothing in this Section 4(b) shall give the Committee the right to increase the total number of Shares that may be purchased on exercise of Options (except as provided in Section 10 below), to extend the term of the Plan, or to extend the period during which an ISO is exercisable beyond ten years from the date of grant thereof. The Committee may delegate to officers of the Company and its subsidiaries, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Options granted to Optionees subject to Section 16 of the Exchange Act in respect of the Company and will not cause Options intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

      (c)    Liability/Protection. The Committee, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee, the Company's independent auditors or any other consultants or agents assisting in the administration of the Plan. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to serving as a member of the Committee. Service as a member of the Committee shall constitute service as a member of the Board of Directors, so that members of the Committee shall be entitled to indemnification for their service on the Committee to the full extent provided for service as members of the Board of Directors.

5. Option Grants.

      (a)    Option Agreement. The Committee shall have sole authority to grant Options under this Plan. Each Option granted under the Plan shall be evidenced by a stock option agreement (the "Option Agreement"). The Option Agreement shall be subject to the terms and conditions of the Plan and may contain additional terms and conditions (which may vary from Optionee to Optionee) not inconsistent with the Plan, as the Committee may deem


necessary or desirable. Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements, and amendments thereto, in the name of the Company, but only to the extent consistent with this Plan.

      (b)    Exercise Price. The Exercise Price of each Share subject to an Option granted under the Plan shall be determined by the Committee at the time the Option is granted, and shall be specified in the Option Agreement. The Exercise Price shall not be less than (i) in the case of a grant of an ISO to a Key Employee who, at the time of the grant, is not a Ten Percent Shareholder, as defined below, one hundred percent (100%) of the fair market value of a Share as determined on the date the Option is granted; (ii) in the case of a grant of an ISO to a Key Employee who, at the time of grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary (a "Ten Percent Shareholder"), one hundred ten percent (110%) of the fair market value of a Share, as determined on the date the Option is granted; or (iii) in the case of a NQSO, the price determined by the Committee. The fair market value of the Stock for purposes of determining the Exercise Price shall be determined by the Committee in accordance with any reasonable method of valuation consistent with applicable requirements of Federal tax law, including, as applicable, the provisions of Code Section 422(c)(8). The Exercise Price shall be subject to adjustment in accordance with Section 10 hereof.

      (c)    Number of Shares. Each Option Agreement shall specify the number of Shares which the Optionee may purchase. The aggregate fair market value (determined at the time the Option is granted), of Shares with respect to which an ISOs granted to any Key Employee are to become exercisable for the first time during any calendar year (under the Plan and any other plan of the Company and its subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). The application of the limitation set forth in the preceding sentence to any individual Option shall be determined by the Committee subject to applicable rules and regulations under Code Section 422.

(d) Option Term. The Committee shall determine the length of the Option term, except that no Option term shall extend for a period greater than ten (10) years from the date of grant.

6. Exercise of Options.

      Subject to applicable law and the terms and conditions of the Plan, an Option granted under the Plan shall be exercisable at such time, or times, upon the occurrence of such event or events, for such period or periods, in such amount or amounts, and upon the satisfaction of such terms and conditions including, without limitation, terms and conditions relating to notice of exercise, date the Option is deemed exercised, delivery and transferability of Shares and withholding of taxes, as the Committee shall determine and specify in the Option Agreement. The Committee shall have the authority to allow a form of payment other than cash (such as Stock or the withholding of Shares otherwise deliverable pursuant to an Option) to the extent consistent with applicable requirements of Federal tax law.

7. Expiration of Options.

The unexercised portion of any Option granted under the Plan shall automatically and without notice expire at the earlier to occur of the following:

(a) the expiration of ten (10) years from the date on which the Option is granted, or such shorter term as may be specified in the Option Agreement; or

      (b)    the expiration of the period specified in the Option Agreement following the termination of the Optionee's employment with the Company. Anything to the contrary notwithstanding, in the case of an ISO, such Option shall by its terms not be exercisable after the expiration of ten (10) years (or, in the case of an Option granted to a Ten Percent Stockholder, five (5) years) from the date such Option is granted.


8. NonTransferability of Options.

      (a)    No Option granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent or distribution. During the lifetime of an Optionee, an Option shall be exercisable only by the Optionee. Except as otherwise determined by the Committee, any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of, or to subject to execution, attachment or similar process, any Option other than as permitted above shall be null and void and of no effect, and shall result in the forfeiture of all rights as to such Option.

      (b)    The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Stock subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable Federal and state securities laws.

      (c)    Notwithstanding any provision of the Plan or the terms of any Option granted pursuant to the Plan, the Company shall not be required to issue any Shares if such issue or transfer would, in the judgment of the Committee, constitute a violation of any state or Federal law or the rules or regulations of any governmental regulatory body or any securities exchange. Each Option may be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration, or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent, or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, or qualification.

9. No Special Rights.

      Until an Optionee has made payment of the Exercise Price, has paid or has had satisfied any applicable withholding taxes, and has had issued to him a certificate or certificates for the Shares so acquired, the Optionee shall have no rights as a stockholder of the Company with respect to the Stock. No Option granted under the Plan shall confer upon an Optionee any right to continued employment with the Company or its subsidiaries, nor shall it interfere in any way with the right of the Company or its subsidiaries to terminate an Optionee's employment at any time.

10. Adjustments for Change in Capital Structure and Special Transactions.

      (a)    Recapitalization, etc. In the event of a stock dividend, stock split, or recapitalization, or a corporate reorganization in which the Company is a surviving corporation (and the shareholders of the Company prior to such transaction continue to own at least 50% of the capital stock of the Company after such transaction), including without limitation a merger, consolidation, splitup or spinoff, or a liquidation, or distribution of securities or assets other than cash dividends (a "Restructuring Event"), the number or kinds of Shares subject to the Plan or to any Option previously granted, and the Exercise Price, shall be adjusted proportionately by the Committee to reflect such Restructuring Event. For example, in the case of a two for one stock split, the number of Shares issuable upon exercise of an option would be doubled and the exercise price of such option would be decreased by one half.

      (b)    Special Transactions. In the event of a merger, consolidation, or other form of reorganization of the Company with or into another corporation (other than a merger, consolidation, or other form of reorganization in which the Company is the surviving corporation and the shareholders of the Company prior to such transaction continue to own at least 50% of the capital stock of the Company after such transaction), a sale or transfer of all or


substantially all of the assets of the Company or a tender or exchange offer made by any corporation, person or entity (other than an offer made by the Company), all Options held by any Optionee shall be fully vested and exercisable by the Optionee. Furthermore, the Committee, either before or after the merger, consolidation or other form of reorganization, may take such action as it determines in its sole discretion with respect to the number or kinds of Shares subject to the Plan or any Option under the Plan. Such action by the Committee may include (but shall not be limited to) the following:

      (i)    permitting an Optionee at any time during such period as the Committee shall prescribe in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets, or tender or exchange offer, to surrender his Option (or any portion thereof), to the Company in exchange for a cash payment in an amount and in a manner determined by the Committee; or

      (ii)    requiring an Optionee, at any time in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets, or tender or exchange offer, to surrender his Option (or any portion thereof) to the Company (A) in exchange for a cash payment as described in clause (i) above, or (B) in exchange for, and subject to shareholder approval of, a substitute Option or other award issued by the corporation surviving such merger, consolidation or other form of reorganization (or an affiliate of such corporation), or the corporation acquiring such assets (or an affiliate of such corporation), which the Committee, in its sole discretion, determines to have a value substantially equivalent to the value of the Option surrendered.

11. Amendment, Suspension, or Termination of the Plan.

      The Committee may at any time amend, suspend, or terminate any and all parts of the Plan, any Option granted under the Plan, or both in such respects as the Committee shall deem necessary or desirable, except that no such action may be taken which would impair the rights of any Optionee with respect to any Option previously granted under the Plan without the Optionee's consent.

12. Governing Law.

      The Plan shall be governed by the laws of the State of Vermont without regard to the principles of conflict of laws. In case any one or more of the provisions contained herein are for any reason deemed to be invalid, illegal or unenforceable in any respect by a judicial body, such illegality, invalidity or unenforceability shall not effect any other provision of this Plan, and this Plan shall be construed as if such invalid, unenforceable or illegal provision had never been contained herein.

13. References.

      In the event of an Optionee's death or a judicial determination of his physical or mental incompetence, reference in the Plan to the Optionee shall be deemed, where appropriate, to refer to his beneficiary or his legal representative.

14. Exemptions from Section 16(b) Liability.

      It is the intent of the Company that the grant of Options to an Optionee who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Optionee). Accordingly, if any provision of this Plan or any Option Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction,


such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Optionee shall avoid liability under Section 16(b).

15. Code Section 409A.

      If and to the extent that the Committee believes that any Option grants may constitute a "nonqualified deferred compensation plan" under Code Section 409A, the terms and conditions set forth in the Option Agreement for that Option shall be drafted in a manner that is intended to comply with, and those provisions (and /or the provisions of the Plan applicable thereto) shall be interpreted in a manner consistent with, the applicable requirements of Code Section 409A, and the Committee, in its sole discretion and without the consent of any Optionee, may amend any Option Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines necessary or appropriate to comply with the applicable requirements of Section 409A of the Code.


ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

May 6, 2008
10:00 a.m. E.T.
Vermont National Country Club
1227 Dorset Street
South Burlington, VT 05403

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

V Please detach and mail in the envelope provided. V

20530300000000000000 1		050608

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1 "FOR" THE ELECTION OF DIRECTORS, 2. "FOR" THE
APPROVAL OF THE MERCHANTS BANCSHARES, INC. 2008 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS AND TRUSTEES AND 3. "FOR" THE APPROVAL OF THE MERCHANTS BANCSHARES, INC. 2008 STOCK OPTION PLAN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors. [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below)	NOMINEES O Michael G. Furlong O Lorilee A. Lawton O Robert A. Skiff O John A. Kane O Scott F. Boardman	2. To ratify and approve the Merchants Bancshares, Inc. 2008 Compensation Plan for Non-Employee Directors and Trustees. 3. To ratify and approve the Merchants Bancshares, Inc. 2008 Stock Option Plan.	FOR [ ] [ ]	AGAINST [ ] [ ]	ABSTAIN [ ] [ ]

4. To transact any other business which may properly come before the meeting or any adjournment thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

[ ]

Signature of Shareholder___________________	Date:___________	Signature of Shareholder___________________	Date:__________

Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for
Annual Meeting of Shareholders on May 6, 2008

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 6, 2008 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on 1. the election of directors, 2. the approval of the Merchants Bancshares, Inc. 2008 Compensation Plan for Non-Employee Directors and Trustees, 3. the approval of the Merchants Bancshares, Inc, 2008 Stock Option Plan, and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR 1. the election of the nominees of the Board of Directors, 2. the approval of the Merchants Bancshares, Inc. 2008 Compensation Plan for Non-Employee Directors and Trustees, 3. the approval of the Merchants Bancshares, Inc. 2008 Stock Option Plan, and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

14475

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

401-k

May 6, 2008
10:00 a.m. E.T.
Vermont National Country Club
1227 Dorset Street
South Burlington, VT 05403

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

V Please detach and mail in the envelope provided. V

20530300000000000000 1		050608

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1 "FOR" THE ELECTION OF DIRECTORS, 2. "FOR" THE
APPROVAL OF THE MERCHANTS BANCSHARES, INC. 2008 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS AND TRUSTEES AND 3. "FOR" THE APPROVAL OF THE MERCHANTS BANCSHARES, INC. 2008 STOCK OPTION PLAN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors. [ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below)	NOMINEES O Michael G. Furlong O Lorilee A. Lawton O Robert A. Skiff O John A. Kane O Scott F. Boardman	2. To ratify and approve the Merchants Bancshares, Inc. 2008 Compensation Plan for Non-Employee Directors and Trustees. 3. To ratify and approve the Merchants Bancshares, Inc. 2008 Stock Option Plan.	FOR [ ] [ ]	AGAINST [ ] [ ]	ABSTAIN [ ] [ ]

4. To transact any other business which may properly come before the meeting or any adjournment thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

[ ]

Signature of Shareholder___________________	Date:___________	Signature of Shareholder___________________	Date:__________

Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for
Annual Meeting of Shareholders on May 6, 2008

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 6, 2008 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on 1. the election of directors, 2. the approval of the Merchants Bancshares, Inc. 2008 Compensation Plan for Non-Employee Directors and Trustees, 3. the approval of the Merchants Bancshares, Inc, 2008 Stock Option Plan, and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR 1. the election of the nominees of the Board of Directors, 2. the approval of the Merchants Bancshares, Inc. 2008 Compensation Plan for Non-Employee Directors and Trustees, 3. the approval of the Merchants Bancshares, Inc. 2008 Stock Option Plan, and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

14475